JOINDER TO AGREEMENT AND PLAN OF MERGER

     This Joinder to Agreement and Plan of Merger (this "Agreement") is made and entered into as of October 31, 1997 by and among Iron Mountain Incorporated, a Delaware corporation ("Acquiror"), IM-3 Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Acquiror ("IM-3"), HIMSCORP, Inc., a Delaware corporation (the "Company"), and Iron Mountain Records Management, Inc., a Delaware corporation and a wholly owned subsidiary of Acquiror ("IMRM").

     WHEREAS, Acquiror, IM-3 and the Company are parties to that certain Agreement and Plan of Merger dated as of September 17, 1997 (the "Merger Agreement"); and

     WHEREAS, in accordance with the terms of the Merger Agreement, Acquiror and IMRM desire to substitute IMRM for IM-3 as the party to the Merger (this and other capitalized terms used herein without definition are used with the meanings given to such terms in the Merger Agreement) under the Merger Agreement.

     NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     1. IMRM hereby (i) joins in and becomes party to the Merger Agreement as the party to the Merger thereunder in place of IM-3 and (ii) agrees to be bound by and to perform all obligations of IM-3 under the Merger Agreement, and to be deemed to be "Acquiror Merger Subsidiary" for all purposes thereunder.

     2. Acquiror, the Company and IM-3 hereby consent to the foregoing joinder and hereby agree that (i) IM-3 shall cease to be "Acquiror Merger Subsidiary" for all purposes under the Merger Agreement and (ii) IMRM shall be deemed to be "Acquiror Merger Subsidiary" for all purposes under the Merger Agreement.

     5. Except to the extent specifically supplemented hereby, the provisions of the Merger Agreement shall remain unmodified. The Merger Agreement, as supplemented hereby, is confirmed as being in full force and effect. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.




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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                   IRON MOUNTAIN INCORPORATED


                                   By: /s/ Eugene B. Doggett
                                       ------------------------------------
                                       Name:  Eugene B. Doggett
                                       Title: Executive Vice President


                                   IM-3 ACQUISITION CORP.


                                   By: /s/ Eugene B. Doggett
                                       ------------------------------------
                                       Name:  Eugene B. Doggett
                                       Title: Executive Vice President


                                   HIMSCORP, INC.


                                   By: /s/ Kent P. Dauten
                                       ------------------------------------
                                       Name:  Kent P. Dauten
                                       Title: President


                                   IRON MOUNTAIN RECORDS MANAGEMENT, INC.


                                   By: /s/ Eugene B. Doggett
                                       ------------------------------------
                                       Name:  Eugene B. Doggett
                                       Title: Executive Vice President